         Exhibit 99.3 - SpectRx, Inc. unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000, unaudited pro forma condensed combined statements of operations and the unaudited pro forma condensed combined balance sheet as of and for the nine months ended September 30, 2001.

         THE UNAUDITED PRO FORMA FINANCIAL INFORMATION HAS BEEN PREPARED BY THE MANAGEMENT OF SPECTRX BASED ON THE HISTORICAL FINANCIAL STATEMENTS OF SPECTRX AND STERLING. THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION IS PREPARED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS OR OF ACTUAL RESULTS THAT WOULD HAVE BEEN ACHIEVED HAD THE MERGER BEEN CONSUMMATED AT THE BEGINNING OF THE PERIODS PRESENTED, NOR IS IT INDICATIVE OF FUTURE FINANCIAL POSITION OR RESULTS OF OPERATIONS.

         THE UNAUDITED PRO FORMA FINANCIAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SPECTRX'S HISTORICAL FINANCIAL STATEMENTS AND RELATED NOTES CONTAINED IN IT'S ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q, OTHER INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS WELL AS HISTORICAL FINANCIAL STATEMENTS AND NOTES ON STERLING CONTAINED IN THIS 8-K/A.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                  STERLING
                                                                                   FOR THE
                                                                                 PERIOD FROM
                                                                                  INCEPTION
                                                                                (JANUARY 13,
                                                                                    2000)
                                                                                   THROUGH                              PRO FORMA
                                                                                 DECEMBER 31,        PRO FORMA           COMBINED
                                                                SPECTRX              2000           ADJUSTMENTS         CONDENSED
                                                               ---------           -------            -------           ---------
 REVENUES ...........................................          $   4,968           $    --                              $   4,968
                                                               ---------           -------            -------           ---------
 COST AND EXPENSES:
   Cost of product sales ............................              1,732                --                                  1,732
   Research and development .........................                957                --                                    957
   Sales and marketing ..............................              5,804               202                                  6,006
   General and administrative .......................              3,177               101                  7(5)            3,285
   Amortization of acquired intangibles .............                 --                                  337(3)              337
                                                               ---------           -------            -------           ---------
                                                                  11,670               303                344              12,317
                                                               ---------           -------            -------           ---------
       Operating loss ...............................             (6,702)             (303)              (344)             (7,349)
 OTHER INCOME, NET ..................................                355                26                                    381
                                                               ---------           -------            -------           ---------
 NET LOSS ...........................................          $  (6,347)          $  (277)           $  (344)          $  (6,968)
                                                               ---------           -------            -------           ---------
 PREFERRED STOCK DIVIDENDS ..........................               (315)                                                    (315)
                                                               ---------           -------            -------           ---------
 NET LOSS AVAILABLE TO COMMON STOCKHOLDERS ..........             (6,662)             (277)              (344)             (7,283)
                                                               =========           =======            =======           =========
 BASIC AND DILUTED LOSS PER SHARE ...................          $   (0.79)                                               $   (0.81)
                                                               =========                                                =========
 WEIGHTED AVERAGE SHARES OUTSTANDING
(BASIC AND DILUTED) .................................              8,429                                  610(6)            9,039
                                                               =========                              =======           =========

         See accompanying notes to the unaudited pro forma combined condensed financial statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         HISTORICAL         HISTORICAL           PRO FORMA              SPECTRX
                                                          SPECTRX            STERLING           ADJUSTMENTS            PRO FORMA
                                                         ----------         ----------          -----------            ---------
 REVENUES .....................................          $   1,826           $    --              $                    $   1,826
                                                         ---------           -------              ------               ---------
 COST AND EXPENSES:
  Cost of product sales .......................              1,417                --                                       1,417
  Research and development ....................                711               163                                         874
  Sales and marketing .........................              2,989                --                                       2,989
  General and administrative ..................              2,090               320                   5(5)                2,415
  Amortization ................................                 --                --                 250(3)                  250
                                                         ---------           -------              ------               ---------
                                                             7,207               483                 255                   7,945
                                                         ---------           -------              ------               ---------
       Operating loss .........................             (5,381)             (483)               (255)                 (6,119)

 OTHER INCOME (EXPENSE), NET ..................                184               (51)                 70(4)                  203
                                                         ---------           -------              ------               ---------
 NET LOSS .....................................             (5,197)             (534)               (185)                 (5,916)
 PREFERRED STOCK DIVIDENDS ....................               (236)               --                                        (236)
                                                         ---------           -------              ------               ---------
 NET LOSS AVAILABLE TO COMMON
 STOCKHOLDERS .................................          $  (5,433)          $  (534)               (185)              $  (6,152)
                                                         =========           =======              ======               =========
 BASIC AND DILUTED EARNINGS PER SHARE .........          $   (0.58)                                                    $   (0.62)
                                                         =========                                                     =========
 WEIGHTED AVERAGE SHARES OUTSTANDING
 (BASIC AND DILUTED) (1) ......................              9,336                                   610(6)                9,947
                                                         =========                                ======               =========

         See accompanying notes to the unaudited pro forma combined condensed financial statements.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                           HISTORICAL         HISTORICAL         PRO FORMA              SPECTRX
                                                             SPECTRX           STERLING         ADJUSTMENTS            PRO FORMA
                                                           ----------         ----------        -----------            ---------
ASSETS
 CURRENT ASSETS:
    Cash ..........................................        $    9,519          $    615          $    (385)(2)        $    9,749
    Receivables, net ..............................               845                                                        845
    Inventories ...................................               625                                                        625
    Prepaids and other current assets .............               496                 3                                      499
                                                           ----------          --------          ---------            ----------
      Total current assets ........................            11,485               618               (385)               11,718
                                                           ----------          --------          ---------            ----------

 NONCURRENT ASSETS:
    Property and equipment, net ...................               681                 4                                      685
    Goodwill ......................................                --                --              1,513 (2)             1,513
    Intangibles, net and other noncurrent assets...               550               165               (165)(8)
                                                                                                     4,132 (2)             4,682
                                                           ----------          --------          ---------            ----------
      Total noncurrent assets .....................             1,231               169              5,480                 6,880
                                                           ----------          --------          ---------            ----------
      Total assets ................................        $   12,716          $    787          $   5,095            $   18,598
                                                           ==========          ========          =========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES:
    Accounts payable and accrued liabilities.......        $    1,790          $     37                               $    1,827
                                                           ----------          --------          ---------            ----------
      Total current liabilities ...................             1,790                37                 --                 1,827
                                                           ----------          --------          ---------            ----------

 NONCURRENT LIABILITIES:
    Deferred tax liability ........................                --                --              1,591 (7)             1,591
    Collaborative partner advance .................               381                --                 --                   381
    Convertible debt, net .........................                --                63                (63)(4)                --
    Accrued interest ..............................                --                 8                 (8)(4)                --
                                                           ----------          --------          ---------            ----------
      Total noncurrent liabilities ................               381                71              1,520                 1,972
                                                           ----------          --------          ---------            ----------

 REDEEMABLE CONVERTIBLE PREFERRED STOCK ...........             5,815                --                                    5,815
                                                           ----------          --------          ---------            ----------

 STOCKHOLDERS' EQUITY (DEFICIT):
    Preferred stock ...............................                --                 1                 (1)(1)                11
    Common stock ..................................                10                 2                 (2)(1)
                                                                                                         1 (1)

    Additional paid-in capital ....................            42,183             1,487              4,272 (1)            46,455
                                                                                                    (1,487)(1)
    Deferred compensation .........................                --                --                (19)(2)               (19)
    Notes receivable from officers ................               (31)               --                                      (31)
    Accumulated deficit ...........................           (37,432)             (811)               811 (1)           (37,432)
                                                           ==========          ========          =========            ==========
      Total stockholders' equity ..................             4,730               679              3,575                 8,984
                                                           ==========          ========          =========            ==========
        Total liabilities and stockholders'
        equity ....................................        $   12,716          $    787          $   5,095            $   18,598
                                                           ==========          ========          =========            ==========

         See accompanying notes to the unaudited pro forma combined condensed financial statements.

PRO FORMA ADJUSTMENTS

         (1) Reflects: (i) the issuance of 548,056 shares of SpectRx common stock in exchange for all of the outstanding Sterling common stock and preferred stock; plus (ii) 22,024 vested and unvested replacement stock options with an estimated fair market value of $61,895; and (iii) the issuance of an additional estimated 62,282 shares to compensate the Sterling stockholders for estimated cash balances net of any accrued transaction costs. The adjustment does not reflect an aggregate of 1,234,567 additional contingent shares of SpectRx common stock, as the additional shares will only be issued if the Sterling product line achieves specified financial goals. Shares issued to Sterling stockholders in the merger, including estimated shares in (iii) above, represent approximately $4,211,332, at an estimated fair value of $6.90 per share, plus stock options with an estimated fair value of $61,895.

         (2) Reflects SpectRx's estimate of the purchase price allocation arising from the merger of a subsidiary of SpectRx into Sterling as if it occurred on September 30, 2001 (the inception date of Sterling). A summary of the computation is as follows:

                                         (IN THOUSANDS)
         Purchase Price                                                           $  4,273
         Less:  Net tangible assets acquired                                          (585)
         Less:  Identifiable intangible assets                                      (4,132)
         Less:  Deferred Compensation                                                  (19)
         Plus:  Deferred tax liability                                               1,591
         Plus:  Transaction costs of purchase acquisition                              385
                                                                                  --------
         Excess purchase price over the fair value of Sterling's net
         assets acquired (i.e., goodwill)                                         $  1,513
                                                                                  ========

         (3) Represents additional amortization related to identifiable intangible assets as noted in footnote (2) above over an average estimated useful life of 13 years. The preliminary purchase price allocation and estimate of underlying useful lives is subject to adjustment once a final purchase price allocation is completed.

         (4) Reflects the elimination of the Sterling bridge loans and related interest expense. Sterling's bridge loan was not part of the liabilities assumed in the merger because it was satisfied, in whole, by the conversion of the loan into Sterling preferred stock.

         (5) Reflects stock compensation expense because of amortization of deferred compensation related to the $18,759 estimated intrinsic value of 6,958 unvested replacement stock options issued by SpectRx in connection with the acquisition.

         (6) Reflects the issuance of 610,338 shares of SpectRx common stock issued to the Sterling stockholders as a result of the merger as if these shares were outstanding since the beginning of the period. These shares exclude the effect of stock options for purposes of the diluted earnings per share calculation as the effect for pro forma purposes is antidilutive.

         (7) Reflects the income tax effect differences between the assigned value and the tax basis of certain assets and liabilities recognized in the acquisition of Sterling.

         (8) Reflects elimination of historical assets of Sterling.